EXHIBIT 99.1

VOTING AGREEMENT

VOTING AGREEMENT, dated as of September 8, 2008 (this “Agreement”) between Tripos (DE), Inc., a Delaware corporation (“Parent”), and the person listed as “Stockholder” on the signature page hereto (“Stockholder”).

WHEREAS, as a condition and inducement to Parent’s and Pearson Merger Corporation’s (“Merger Subsidiary”) willingness to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), with [Pearson] Corporation, a Delaware corporation (the “Company”), Parent has requested Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all shares of common stock, par value $0.001 per share, of the Company that Stockholder beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) (the “Shares”).

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

GRANT OF PROXY; VOTING AGREEMENT

Section 1.01. Voting Agreement. Until the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms (the “Termination Date”), Stockholder hereby agrees to vote or exercise its right to consent with respect to all Shares that Stockholder is entitled to vote at the time of any vote or action by written consent to approve and adopt the Merger Agreement and any action required in furtherance thereof at any meeting of the stockholders of the Company, and at any adjournment thereof, at which such Merger Agreement (or any amended version thereof), or such other required actions, are submitted for the consideration and vote of the stockholders of the Company. Until the Termination Date, Stockholder hereby agrees that it will not vote any Shares in favor of, or consent to, and will vote against and not consent to, the approval of any (i) Acquisition Proposal, or (ii) proposal made in opposition to or in competition with, corporate action the consummation of which would frustrate the purposes, or prevent or delay, the consummation of the Merger or the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, Stockholder shall remain free to vote (or execute consents or proxies with respect to) the Shares with respect to any matter not covered by this Section 1.01 in any manner such Stockholder deems appropriate, provided that such vote (or execution of consents or proxies with respect thereto) would not reasonably be expected to adversely affect, or prevent or delay the consummation of, the Merger or the transactions contemplated by the Merger Agreement.

Section 1.02. Irrevocable Proxy. Stockholder hereby revokes any and all previous proxies granted with respect to the Shares. By entering into this

Agreement, Stockholder hereby grants a proxy appointing Parent as Stockholder’s attorney-in-fact and proxy, with full power of substitution, for and in Stockholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1.01 as Parent or its proxy or substitute shall, in Parent’s sole discretion, deem proper with respect to the Shares. The proxy granted by Stockholder pursuant to this Article 1 is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by Stockholder shall not be exercised to vote, consent or act on any matter except as contemplated by Section 1.01. The proxy granted by Stockholder shall be automatically revoked upon termination of this Agreement in accordance with its terms.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Parent that:

Section 2.01. Corporation Authorization. Stockholder has all requisite power and authority necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes a valid and binding Agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is married and the Shares and options set forth on the signature page hereto opposite such Stockholder’s name constitute community property under applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder’s spouse, enforceable against such Stockholder’s spouse in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies. If this Agreement is being executed in representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

Section 2.02. Non-Contravention. The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws of Stockholder, if any, (ii) violate any applicable Law, (iii) conflict with or violate or require any consent, approval, notice or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Stockholder is entitled under any provision of any agreement or other instrument binding on Stockholder or any of Stockholder’s properties or assets (including, without limitation, the Shares) that would materially impair the ability of

Stockholder to perform their obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement, or (iv) result in the imposition of any Lien on any asset of Stockholder.

Section 2.03. Ownership of Shares. Stockholder (together with Stockholder’s spouse if Stockholder is married and the Shares and options set forth on the signature page hereto opposite such Stockholder’s name constitute community property under applicable Law) is the beneficial owner (for purposes of this Agreement, such term shall have the meaning set forth in Rule 13d-3 under the Exchange Act) of the Shares and options set forth on the signature page hereto opposite such Stockholder’s name, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares, other than any restrictions on transfer pursuant to applicable securities laws). None of the Shares or options is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares or options.

Section 2.04. Total Shares. Except for the Shares and options set forth on the signature page hereto, as of the date of this Agreement, Stockholder is not the beneficial owner of any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to Stockholder:

Section 3.01. Corporation Authorization. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within the corporate powers of Parent and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies.

Section 3.02. Non-Contravention. The execution, delivery and performance by Parent of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws of Parent, (ii) violate any applicable Law, (iii) conflict with or violate or require any consent, approval, notice or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Parent is entitled under any provision of any agreement or other instrument binding on Parent or any of Parent’s properties or assets that would materially impair the ability of Parent to perform its obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement, or (iv) result in the imposition of any Lien on any asset of Parent.

ARTICLE 4

COVENANTS OF STOCKHOLDER

Stockholder hereby covenants and agrees that:

Section 4.01. No Proxies for or Encumbrances on Shares.

(a) Except pursuant to the terms of this Agreement, Stockholder shall not, without the prior written consent of Parent, directly or indirectly (except, if Stockholder is an individual, as a result of the death of Stockholder), (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares during the term of this Agreement.

(b) Notwithstanding Section 4.01(a), Stockholder shall have the right to transfer Shares to (A) any Family Member; (B) the trustee or trustees of a trust for the benefit of Stockholder and/or one or more Family Members; (C) one or more charitable foundations or charitable organizations or any trustee or trustees of a trust for the benefit thereof; (D) a partnership of which Stockholder and/or Family Members owns a majority of the partnership interests; (E) a limited liability company of which Stockholder and/or any Family Members owns a majority of the membership interests; (F) the executor, administrator or personal representative of the estate of Stockholder; (G) any guardian, trustee or conservator appointed with respect to the assets of Stockholder; (H) the limited partners, general partners, limited liability company members or stockholders of the Stockholder; or (I) any third party; provided that in the case of any such transfer, the transferee shall, as a condition to such transfer, execute an agreement to be bound by the terms and conditions of this Agreement. “Family Member” means the Stockholder’s spouse, father, mother, issue (if living with Stockholder), brother or sister.

Section 4.02. Other Offers. Stockholder (in Stockholder’s capacity as such), hereby agrees to be bound by the provisions of Section 5.1 of the Merger Agreement.

Section 4.03. Additional Shares. In the event that Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional voting interest with respect to the Company, such voting interests shall, without further action of the parties, be subject to the provisions of this Agreement, and the number of Shares set forth on the signature page hereto will be deemed amended accordingly. Stockholder shall promptly notify Parent of any such event.

Section 4.04. Appraisal Rights. Stockholder agrees not to exercise any rights (including under Section 262 of the General Corporation Law of the State of Delaware) to demand appraisal of any Shares which may arise with respect to the Merger.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Other Definitional and Interpretative Provisions. Unless specified otherwise, in this Agreement the obligations of any party consisting of more than one person are joint and several. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

Section 5.02. Further Assurances. Parent and Stockholder (in its capacity as such) will each execute and deliver, or cause to be executed and delivered, all further documents and instruments as the other may reasonably request and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary and all things the other party may reasonably deem proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.03. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

if to Parent, to:

Tripos (DE), Inc.

c/o Tripos International

1699 South Hanley Road

St. Louis, MO 63144

Attention: Chief Executive Officer

Telephone No.: (314) 951-3151

Facsimile No.: (314) 647-8108

with a copy to:

Davis Polk & Wardwell

1600 El Camino Real

Menlo Park, California 94025

Attention: Martin A. Wellington

Facsimile No.: (650) 752-2114

if to Stockholder, to the address for notice set forth on the signature page hereof;

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if delivered personally prior to 5:00 p.m. on a business day (based on the time zone of the headquarters of the recipient). Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day.

Section 5.04. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the Termination Date.

Section 5.05. Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. A party hereto shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

Section 5.06. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.07. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, except as otherwise provided in Section 4.01 Stockholder may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of Parent. Any assignment in violation of this Section 5.07 shall be null and void.

Section 5.08. Governing Law. This Agreement shall be governed by and construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

Section 5.09. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.10. Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

Section 5.11. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto and the Merger Agreement has become effective. Until and unless each party has received a counterpart hereof signed by the other party hereto and the Merger Agreement has become effective, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 5.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

Section 5.13. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.

Section 5.14. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

Section 5.15. Fiduciary Duties. Nothing contained herein shall limit or affect any actions taken by Stockholder of the types described in the Merger Agreement in response to an Acquisition Proposal, to the extent that the Company is permitted to take such actions under the Merger Agreement and provided that Stockholder acts in accordance with any requirement set forth in the Merger Agreement, and none of such actions taken in accordance with the provisions of this Section 5.15 or in accordance with the provisions of the Merger Agreement shall be deemed to constitute a breach of this Agreement.

Section 5.16. Action in Stockholder’s Capacity Only. Stockholder, if a director or officer of the Company, does not make any agreement or understanding herein as a director or officer of the Company. Parent and Merger Subsidiary acknowledge and agree that Stockholder is signing this Agreement solely in his or her capacity as a beneficial owner of the Shares, and nothing herein shall limit or affect any actions or omissions that Stockholder may undertake or authorize in his or her capacity as an officer or director of the Company, including complying with or exercising such Stockholder’s fiduciary duties in his or her capacity as a member of the Board of Directors of the Company.

Section 5.17. No Obligation to Exercise Options. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall obligate Stockholder to exercise any option or other right to acquire shares of Company Stock.

Section 5.18. No Ownership Interest. All rights, ownership and economic benefits of and relating to the Shares and options shall remain vested in and belong to Stockholder, and Parent shall have no authority to exercise any power or authority to direct Stockholder in the voting of any of the Shares, except as otherwise specifically provided herein, or in the performance of Stockholder’s duties or responsibilities as a stockholder of the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

TRIPOS (DE), INC.

By:
	Name:	James Hopkins
	Title:	President and Chief Executive Officer

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

[STOCKHOLDER]

By:
Name:
Title:

[SPOUSE]

Name:

Class of Stock	Shares Owned	Options Owned